Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Explorations Group, Inc. (the "Company") on Form 10-KSB for the period ended as of December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") the undersigned in the capacity and on the date indicated below, hereby certifies that pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to her knowledge:

1. The Registrant fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and the information contained in this Report presents in al material respects, the financial conditions and results of operations of the Company.

Dated: March 29, 2004

                  /s/ Michelle Tucker
                  -------------------
                  Michelle Tucker
                  Chief Executive Officer/President
                  Explorations Group, Inc.